================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ------------------------


                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 7, 1998




CHANCELLOR MEDIA CORPORATION         CHANCELLOR MEDIA CORPORATION OF LOS ANGELES
(Exact Name of Registrant as                (Exact Name of Registrant as
   Specified in Charter)                        Specified in Charter)




          000-21570                                  333-32259
   (Commission File No.)                       (Commission File No.)



         75-2247099                                  75-2451687
      (IRS Employer                               (IRS Employer
    Identification No.)                         Identification No.)



          DELAWARE                                    DELAWARE
(State or Other Jurisdiction                (State or Other Jurisdiction
     of Incorporation)                            of Incorporation)




                         433 EAST LAS COLINAS BOULEVARD
                                   SUITE 1130
                              IRVING, TEXAS 75039
                             (Address of Principal
                               Executive Offices)





                                 (972) 869-9020
                            (Registrant's telephone
                          number, including area code)



================================================================================

ITEM 5.     Other Events

     On July 7, 1998, Chancellor Media Corporation (together with its subsidiaries, the "Company") issued the press release filed herewith as Exhibit 99.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits

     7(c)   Exhibits

            99.       Press Release dated July 7, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CHANCELLOR MEDIA CORPORATION                 CHANCELLOR MEDIA CORPORATION OF
                                             LOS ANGELES


By:  /s/ MATTHEW E. DEVINE                   By:  /s/ MATTHEW E. DEVINE
   -----------------------------                ------------------------------
          Matthew E. Devine                            Matthew E. Devine
         Senior Vice President                       Senior Vice President
     and Chief Financial Officer                  and Chief Financial Officer



Date:  July 7, 1998

                               INDEX TO EXHIBITS

EXHIBIT NO.               DESCRIPTION

   99                     Press Release dated July 7, 1998